Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details)		Mar. 31, 2025 CNY (¥)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 CNY (¥)
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Salaries and social security insurance	[1]	¥ 56,779,828	$ 7,910,037	¥ 59,297,454
Promotion service fee	[2]	121,699,362	16,954,022	114,508,487
Taxes other than income tax		2,799,771	390,038	3,012,548
Late fees	[3]	11,138,120	1,551,659	10,683,258
Payable for property, plant and equipment		13,161,835	1,833,584	20,413,798
CDC transportation and storage fee		61,289,585	8,538,294	53,515,233
Guarantee deposits	[4]	99,886,728	13,915,289	119,313,398
Professional service fee	[5]	7,406,166	1,031,758	7,346,813
Interest payable	[6]	3,578,336	498,501	9,909,655
Other	[7]	5,108,227	711,630	10,737,325
Total		¥ 382,847,958	$ 53,334,812	¥ 408,737,969

[1]	This includes unpaid salaries and outstanding social security insurance. During fiscal 2024, LakeShore Group paid approximately RMB14.6 million to reduce its payable for salaries and social security insurance. During fiscal 2025, LakeShore Group paid approximately RMB14.5 million to reduce its payable for salaries and social security insurance. Salaries and social security insurance payables consist of the following:
[2]	Promotion service fee primarily represents fees for the vaccine promotion, including design and implementation of academic activities, and collection of market information.
[3]	Late fees primarily are for corporate income tax, taxes other than income tax and social security insurance and housing reserve fund contributions due to the fact LakeShore Group failed to pay income tax for calendar 2011 to calendar 2013, taxes other than income tax for calendar 2014 to the beginning of calendar 2021 and social security insurance for calendar 2015 to the beginning of calendar 2021. As of June, 2021, Lakeshore Group has paid the unpaid taxes, including income tax and other taxes other than income tax, as well as the late fees charge of them. From fiscal 2022, the late fee is incurred for unpaid social insurance.
[4]	Guarantee deposits primarily are refundable deposits paid to LakeShore Group by external service providers to guarantee the external service providers will provide us with high quality and reasonable professional services. The external service providers’ professional service scope includes conducting market research and analysis, monitoring product clinical information, collecting and reporting adverse events of the product use, providing academic visits and education seminars, assisting product shipment and payment collections. Their services don’t assume inventory risk for the vaccines before they are transferred to the end customers.
[5]	Professional service fees primarily are from consultants and other advisors.
[6]	Interest payable primarily includes interest and royalties payable to R-Bridge Healthcare Fund, LP.
[7]	Others primarily are employees’ reimbursement .